Deustche Asset Management [LOGO]
                                             A Member of the Deustche Bank Group

Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act


I, Richard T. Hale, certify that:

1. I have reviewed this report, filed on behalf of Scudder Flag Equity Partners Fund, a series of Scudder Flag Equity Partners Fund, Inc., on Form N-CSR of the Scudder Flag Equity Partners Fund (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




January 16, 2004                                 /s/Richard T. Hale
                                                 Richard T. Hale
                                                 Chief Executive Officer
                                                 Scudder Flag Equity Partners
                                                 Fund, a series of Scudder Flag
                                                 Equity Partners Fund, Inc.


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                                                Deustche Asset Management [LOGO]
                                             A Member of the Deustche Bank Group





Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of Scudder Flag Equity Partners Fund, a series of Scudder Flag Equity Partners Fund, Inc., on Form N-CSR of the Scudder Flag Equity Partners Fund (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




January 16, 2004                                 /s/Charles A. Rizzo
                                                 Charles A. Rizzo
                                                 Chief Financial Officer
                                                 Scudder Flag Equity Partners
                                                 Fund, a series of Scudder Flag
                                                 Equity Partners Fund, Inc.